INVESTOR PRESENTATION: FOURTH QUARTER 2021

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," "should," "are confident," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. Risks and uncertainties related to the duration and impact of the COVID-19 pandemic on the company and the factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 30, 2021, and in A&F's subsequently filed quarterly reports on Form 10-Q, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2021 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on March  2, 2022 which is available in the "Investors" section of the company's website, located at corporate.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. As used in the presentation, "Hollister" refers to the company's Hollister, Gilly Hicks, and Social Tourist brands and "Abercrombie" refers to the company's Abercrombie & Fitch and abercrombie kids brands. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. 2

Safe Harbor and Other Information 2 Company Overview 4 Focus Areas 7 Digital Evolution 11 Global Store Network Optimization 13 Q4 2021 and Full Year Results 17 Financial Position, Liquidity & Capital Allocation 25 Appendix 31 TABLE OF CONTENTS

4 COMPANY OVERVIEW

Abercrombie & Fitch Co.
Abercrombie & Fitch | abercrombie kids | HOLLISTER | GILLY HICKS | SOCIAL TOURIST

OUR FIVE GLOBAL BRANDS

COMPANY OVERVIEW



Abercrombie & Fitch

Abercrombie & Fitch believes that every day should feel as exceptional as the start of the long weekend. Since 1892, the brand has been a specialty retailer of quality apparel, outerwear and fragrance - designed to inspire our global customers to feel confident, be comfortable and face their Fierce.



abercrombie kids

A global specialty retailer of quality, comfortable, made-to-play favorites, abercrombie kids sees the world through kids' eyes, where play is life and every day is an opportunity to be anything and better everything.


SHINE

HOLLISTER

The quintessential apparel brand of the global teen consumer, Hollister Co. believes in liberating the spirit of an endless summer inside everyone.
At Hollister, summer isn't just a season, it's a state of mind. Hollister creates carefree style designed to make all teens feel celebrated and comfortable in their own skin, so they can live in a summer mindset all year long, whatever the season.



GILLY HICKS

Hollister also carries a lifestyle brand, Gilly Hicks. At Gilly Hicks, we know everyone has their own unique happy place. We exist to help you find yours. Gilly Hicks focuses on underwear, loungewear and activewear designed to give all Gen Z customers their daily dose of happy.



SOCIAL TOURIST

Social Tourist is the creative vision of Hollister, the teen brand liberating the spirit of an endless summer, and social media personalities Dixie and Charli D'Amelio. The lifestyle brand creates trend forward apparel that allows teens to experiment with their style, while exploring the duality of who they are both on social media and in real life.

5

6 ~90% 5 FISCAL 2021 DIGITAL SALES WERE ROUGHLY $1.7 BILLION, 47% OF TOTAL NET SALES 24 GLOBAL BRANDS INTERNATIONAL THIRD-PARTY OPERATED STORES COMPANY-OPERATED RETAIL STORES WHOLESALE PARTNERSHIPS, PRIMARILY INTERNATIONAL OF GLOBAL STORE FLEET WITH SHIP-FROM-STORE AND PURCHASE-ONLINE- PICK-UP-IN-STORE CAPABILITIES CAPABILITY TO SHIP TO OVER 110 COUNTRIES 729 29% OF FISCAL 2021 NET SALES WERE DERIVED INTERNATIONALLY Information provided on this slide is as of January 29, 2022 unless otherwise specified. $1.7B THE COMPANY'S PRODUCTS ARE SOLD GLOBALLY, PRIMARILY THROUGH ITS COMPANY-OWNED DIGITAL AND STORE CHANNELS, AS WELL AS THROUGH VARIOUS THIRD-PARTY ARRANGEMENTS 110 9 GLOBAL, DIGITALLY-LED OMNICHANNEL RETAILER COMPANY OVERVIEW

7 FOCUS AREAS

FOCUS AREAS OPTIMIZING OUR GLOBAL STORE NETWORK • Rightsizing store fleet and adapting to the evolving role of the store as customers' shopping preferences shift ENHANCING DIGITAL AND OMNI-CHANNEL CAPABILITIES • Creating best-in-class customer experiences while growing profitably across channels INCREASING THE SPEED AND EFFICIENCY OF OUR CONCEPT-TO-CUSTOMER PRODUCT LIFE CYCLE • Investing in capabilities to position supply chain for greater speed, agility and flexibility • Utilizing data and analytics to offer the right product at the right time and the right price IMPROVING OUR CUSTOMER ENGAGEMENT THROUGH OUR LOYALTY PROGRAMS AND MARKETING OPTIMIZATION • Leveraging data, including our loyalty programs, to engage with customers across channels • Driving more efficient and effective marketing spend 1 2 3 4 THE FOLLOWING TRANSFORMATION INITIATIVES HAVE CREATED THE FOUNDATION TO ALLOW US TO QUICKLY RESPOND TO COVID-19 AND FOCUS ON LONG-TERM SUSTAINABLE GROWTH: OUR PREVIOUSLY-STATED TRANSFORMATION INITIATIVES 8

SUCCESSFULLY EXECUTED TO 2021 FOCUS AREAS ACCELERATING DIGITAL, DATA AND TECHNOLOGY INVESTMENTS TO INCREASE AGILITY AND IMPROVE CUSTOMER EXPERIENCE INCREASING OUR MARKETING INVESTMENTS TO BUILD ON THE MOMENTUM WE SEE ACROSS BRANDS AND GEOGRAPHIES DEDICATING RESOURCES TOWARDS ACCELERATING GROWTH OF GILLY HICKS AND LAUNCHING SOCIAL TOURIST OPTIMIZING SQUARE FOOTAGE WHILE BEING OPPORTUNISTIC IN GLOBAL STORE EXPANSION INTEGRATING ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRACTICES AND STANDARDS THROUGHOUT THE ORGANIZATION FOCUS AREAS WE ENTERED 2021 ON OFFENSE WHILE WORKING TOWARDS RECAPTURING LOST SALES DUE TO COVID-19 9

10 FOCUSING ON THE WELL-BEING OF ASSOCIATES AND CUSTOMERS Implemented a range of health and safety measures with the well-being of the Company’s customers, associates and business partners in mind, including but not limited to ensuring all stores follow local mandates relating to face coverings, social distancing, cleaning measures, reduced operating hours and/or temporary closures OPTIMIZING DIGITAL OPERATIONS • Following recommended cleaning and distancing measures in the company's distribution centers to continue digital operations and mitigate shipping delays • Focusing on a seamless digital checkout experience for customers • Continuing to offer Purchase-Online-Pickup-in-Store, including curbside pickup at a majority of U.S. locations • Working cross-functionally and utilizing Ship-from-Store capabilities to best leverage in-store inventory PRUDENTLY MANAGING CASH FLOWS IN THE NEAR-TERM GIVEN CONTINUED GLOBAL UNCERTAINTY AND TEMPORARY STORE CLOSURES •   Partnering with merchandise and non-merchandise vendors in regards to payment terms • Reevaluating budgeted expenses to better align operating costs with expected sales • Tightly managing inventories • Continuing suspension of the company's dividend program, but returning cash to shareholders through share repurchases • Assessing government policy and economic stimulus responses to COVID-19 HOW WE ARE NAVIGATING COVID-19 FOCUS AREAS

DIGITAL EVOLUTION 11

* In fiscal 2021, the company was impacted by the COVID-19 pandemic and experienced widespread temporary store closures, while the company’s digital operations continued to serve the customers during this unprecedented period. INVESTMENTS IN DIGITAL AND OMNICHANNEL CAPABILITIES OF $150M+ FISCAL 2018 - FISCAL 2021 FISCAL 2018 Digital sales penetration of 28%, <$1.0B FISCAL 2021* Digital sales penetration of 47%, $1.7B+ EXPECTED DIGITAL AND OMNICHANNEL INVESTMENTS FOR THE YEAR OF $30M+ FISCAL 2022 DIGITAL EVOLUTIONAGGRESSIVELY INVESTING TO SUPPORT TRANSFORMATION TO A DIGITALLY-LED GLOBAL OMNI- CHANNEL RETAILER 12

13 GLOBAL STORE NETWORK OPTIMIZATION

Abercrombie & Fitch Co.

Abercrombie & Fitch | abercrombie kids | HOLLISTER | GILLY HICKS | SOCIAL TOURIST

729 STORES AS OF FY21

GLOBAL STORE NETWORK OPTIMIZATION

NEW STORE OPENINGS & CLOSINGS

TOTAL COMPANY (1)	TOTAL	UNITED STATES	CANADA	EUROPE	ASIA	MIDDLE EAST
END OF Q4 2020	735	537	17	123	46	12
OPENINGS	38	17	—	14	7	—
PERMANENT CLOSINGS	(44)	(30)	(1)	(10)	(3)	—
END OF Q4 2021	729	524	16	127	50	12

HOLLISTER (2)	TOTAL	UNITED STATES	CANADA	EUROPE	ASIA	MIDDLE EAST
END OF Q4 2020	497	347	10	107	27	6
OPENINGS	22	10	—	8	4	—
PERMANENT CLOSINGS	(14)	(6)	—	(6)	(2)	—
END OF Q4 2021	505	351	10	109	29	6

ABERCROMBIE (3)	TOTAL	UNITED STATES	CANADA	EUROPE	ASIA	MIDDLE EAST
END OF Q4 2020	238	190	7	16	19	6
OPENINGS	16	7	—	6	3	—
PERMANENT CLOSINGS	(30)	(24)	(1)	(4)	(1)	—
END OF Q4 2021	224	173	6	18	21	6

GROSS SQUARE FOOTAGE

	HOLLISTER		ABERCROMBIE		TOTAL COMPANY		
(in thousands)	U.S.	INTERNATIONAL	U.S.	INTERNATIONAL	U.S.	INTERNATIONAL	TOTAL
Q4 2020	2,309	1,219	1,311	393	3,620	1,612	5,232
Q4 2021	2,312	1,212	1,161	367	3,473	1,579	5,052

(1) Store count excludes one international third-party operated multi-brand outlet store as of January 29, 2022.

(2) Locations with Gilly Hicks carveouts within Hollister stores are represented as a single store count. Excludes 9 international franchise stores as of January 29, 2022 and January 30, 2021. Excludes 14Company-operated temporary stores as of January 29, 2022 and 12 as of January 30, 2021.

(3) Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes 14 international franchise stores as of January 29, 2022, and 10 international franchise stores as of January 30, 2021. Excludes five Company-operated temporary stores as of January 29, 2022 and two as of January 30, 2021.

14

REMOVED 1.7M GROSS SQUARE FEET GLOBALLY SINCE 2017; EXPECT TO SEE NET STORE OPENINGS IN 2022 Total stores FY17 FY18 FY19 FY20 FY21 * Prior period figures have been revised to reflect a change in classification of certain stores to be consistent with current presentation. GROSS SQUARE FOOTAGE (in thousands) FY17 FY18 FY19 FY20 FY21 6,710 6,566 6,314 5,232 5,052 GLOBAL STORE NETWORK OPTIMIZATION 15

91% OF U.S. STORES LOCATED IN A/B MALLS; CONTINUE TO REPOSITION GLOBAL FLEET * Mall rating based on Green Street Advisors as of March 2022. YTD STORE OPTIMIZATION ACTIVITY Q4 2021 STORE FLEET DETAIL HOLLISTER ABERCROMBIE TOTAL COMPANY # OF STORES % OF FLEET # OF STORES % OF FLEET # OF STORES % OF FLEET LEGACY STORES 185 37% 97 43% 282 39% UPDATED FORMATS 304 60% 86 38% 390 53% OUTLETS 15 3% 37 17% 52 7% FLAGSHIPS 1 —% 4 2% 5 1% TOTAL 505 100% 224 100% 729 100% HOLLISTER ABERCROMBIE TOTAL NEW STORES 22 16 38 REMODELS 2 — 2 RIGHT-SIZES 2 3 5 NEW EXPERIENCES 26 19 45 PERMANENT CLOSURES (14) (30) (44) FLAGSHIP STORE CLOSURES/ LEASE EXPIRATIONS (1) (1) Includes the A&F Singapore and A&F Hamburg, Germany locations. (2) Includes the A&F Amsterdam, Netherlands, the A&F Shanghai, China locations as well as the A&F 5th Avenue, New York City (3) Includes the Hollister 5th Avenue, New York City and the A&F Ginza, Japan locations. (2) Q4 2021 U.S. STORE FLEET * A MALL B MALL C MALL FLAGSHIPS TOTAL # OF STORES 228 245 46 2 521 % OF U.S. FLEET 44% 47% 9% —% 100% (3) GLOBAL STORE NETWORK OPTIMIZATION 16

17 Q4 2021 AND FULL YEAR RESULTS

“2021 is a testament to the fundamental changes we have made to strengthen our foundation and improve our profitability. For the year, we delivered: Net sales of $3.7 billion with 47% digital penetration; a double-digit AUR growth rate; reported and adjusted operating income of $343 million and $355 million, respectively, roughly 330% above 2019 levels; and a 9.6% adjusted operating margin, our highest in over a decade. In addition, by returning cash to shareholders through share repurchases, we reduced our ending share count by 15%.” “We are pleased with our recent performance. Following inventory receipt delays that impacted the peak holiday selling period, sales trends initially improved as product began to arrive. While mid-January was impacted by the Omicron surge, sales rebounded in late January as cases fell and new assortments set. Momentum has continued quarter-to-date, with an acceleration in the sales trend from total fourth quarter levels. Importantly, response to early spring assortments has been strong, and we do not anticipate significant inventory supply issues for the remainder of the quarter.” “Looking ahead, we will continue to thoughtfully manage the business to support long-term growth leveraging our multi-year investments in systems, processes and tools across digital, technology and data and analytics. We look forward to sharing more details on our three-year plan at our June Investor Day.” FRAN HOROWITZ, CHIEF EXECUTIVE OFFICER CEO COMMENTARY Q4 2021 AND FULL YEAR RESULTS 18

Q4 2021 RESULTS SIGNIFICANT ITEMS IMPACTING RESULTS • Net sales for the fourth quarter and full year increased 4% and 19%, respectively, as compared to last year, with full year increases in stores and digital sales. • Gross profit rate for the fourth quarter declined 220 basis points as compared to last year to 58.3%, driven by higher average unit cost from freight inflation partially offset by higher average unit retail on lower promotions. Full year gross margin increased 180 basis points to 62.3% driven by higher average unit retail on lower promotions. • Store occupancy expense for the fourth quarter increased by $9M and for the full year decreased $68M, as compared to last year, with the full year reflecting a decrease in store count and favorable rent negotiations. • Marketing expense for the fourth quarter and full year increased $33M and $89M, respectively, including digital sales marketing, reflecting the company's initiatives to make strategic investments across marketing. • Asset impairment charges for the fourth quarter and full year of $2M and $12M, respectively. (1) Adjusted non-GAAP results exclude the effect of certain items set out of page 32. (2) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Q4 2021 Q4 2020 FY 2021 FY 2020 GAAP $ 1.12 $ 1.27 $ 4.20 $ (1.82) EXCLUDED ITEMS, NET OF TAX EFFECT (1) (0.03) (0.23) (0.15) (1.10) ADJUSTED NON-GAAP $1.14 $1.50 $4.35 $(0.73) IMPACT FROM FOREIGN CURRENCY EXCHANGE RATES (2) — (0.01) — 0.01 ADJUSTED NON-GAAP ON A CONSTANT CURRENCY BASIS $1.14 $1.51 $4.35 $(0.74) NET INCOME (LOSS) PER SHARE 19

ABERCROMBIE $493M UP 6% TO LAST YEAR 42.4% OF TOTAL NET SALES HOLLISTER $669M UP 2% TO LAST YEAR 57.6% OF TOTAL NET SALES EMEA $226M DOWN 4% TO LAST YEAR 19.5% OF TOTAL NET SALES UNITED STATES $842M UP 7% TO LAST YEAR 72.5% OF TOTAL NET SALES TOTAL COMPANY NET SALES UP 4% TO $1.2B Q4 2021 DIGITAL SALES OF $556M, OR 48% OF TOTAL NET SALES APAC $46M DOWN 21% TO LAST YEAR 4.0% OF TOTAL NET SALES OTHER $47M UP 19% TO LAST YEAR 4.1% OF TOTAL NET SALES NET SALES Q4 2021 RESULTS 20

ABERCROMBIE $1.6B UP 21% TO LAST YEAR 42.1% OF TOTAL NET SALES HOLLISTER $2.1B UP 17% TO LAST YEAR 57.9% OF TOTAL NET SALES EMEA $755M UP 6% TO LAST YEAR 20.3% OF TOTAL NET SALES UNITED STATES $2.7B UP 25% TO LAST YEAR 71.4% OF TOTAL NET SALES TOTAL COMPANY NET SALES UP 19% TO $3.7B FULL YEAR DIGITAL SALES OF ROUGHLY $1.7B, OR 47% OF TOTAL NET SALES APAC $172M DOWN 3% TO LAST YEAR 4.6% OF TOTAL NET SALES OTHER $134M UP 20% TO LAST YEAR 3.6% OF TOTAL NET SALES NET SALES FULL YEAR RESULTS 21

Abercrombie & Fitch Co.

Abercrombie & Fitch | abercrombie kids | HOLLISTER | GILLY HICKS | SOCIAL TOURIST

OPERATING EXPENSE

Q4 2021 RESULTS

GAAP

(in thousands)	Q4 2021	% OF NET SALES	Q4 2020	% OF NET SALES	Δ BPS (3)
STORE OCCUPANCY (1)	$112,591	9.7%	$103,657	9.2%	50
ALL OTHER (2)	322,538	27.8%	309,170	27.6%	20
STORES AND DISTRIBUTION	435,129	37.5%	412,827	36.8%	70
MARKETING, GENERAL & ADMINISTRATIVE	145,686	12.5%	137,334	12.2%	30
FLAGSHIP STORE EXIT CHARGES	24	0.0%	854	0.1%	(10)
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	1,901	0.2%	15,597	1.4%	(120)
TOTAL	$582,740	50.2%	$566,612	50.5%	(30)

NON-GAAP*

(in thousands)	Q4 2021	% OF NET SALES	Q4 2020	% OF NET SALES	Δ BPS (3)
STORE OCCUPANCY (1)	$112,591	9.7%	$103,657	9.2%	50
ALL OTHER (2)	322,538	27.8%	309,170	27.6%	20
STORES AND DISTRIBUTION	435,129	37.5%	412,827	36.8%	70
MARKETING, GENERAL & ADMINISTRATIVE	145,686	12.5%	137,334	12.2%	30
FLAGSHIP STORE EXIT CHARGES	24	0.0%	854	0.1%	(10)
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	—	0.0%	—	0.0%	—
TOTAL	$580,839	50.0%	$551,015	49.1%	90

* Q4 non-GAAP operating expense is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 32.
(1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense.
(2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, digital marketing, and distribution center costs.
(3) Rounded based on reported percentages.

22

Abercrombie & Fitch Co.
Abercrombie & Fitch | abercrombie kids | HOLLISTER | GILLY HICKS | SOCIAL TOURIST

OPERATING EXPENSE

FULL YEAR RESULTS

GAAP

(in thousands)	2021	% OF NET SALES	2020	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$428,764	11.5%	$496,269	15.9%	(440)
ALL OTHER [2]	1,000,712	27.0%	895,315	28.6%	(160)
STORES AND DISTRIBUTION	1,429,476	38.5%	1,391,584	44.5%	(600)
MARKETING, GENERAL & ADMINISTRATIVE	536,815	14.5%	463,843	14.8%	(30)
FLAGSHIP STORE EXIT (BENEFITS) CHARGES	(1,153)	0.0%	(11,636)	(0.4)%	40
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	12,100	0.3%	72,937	2.3%	(200)
TOTAL	**$1,977,238**	**53.3%**	**$1,916,728**	**61.3%**	**(800)**

NON-GAAP*

(in thousands)	2021	% OF NET SALES	2020	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$428,764	11.5%	$496,269	15.9%	(440)
ALL OTHER [2]	1,000,712	27.0%	895,315	28.6%	(160)
STORES AND DISTRIBUTION	1,429,476	38.5%	1,391,584	44.5%	(600)
MARKETING, GENERAL & ADMINISTRATIVE	536,815	14.5%	463,843	14.8%	(30)
FLAGSHIP STORE EXIT (BENEFITS) CHARGES	(1,153)	0.0%	(11,636)	(0.4)%	40
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	—	0.0%	—	0.0%	—
TOTAL	**$1,965,138**	**52.9%**	**$1,843,791**	**59.0%**	**(610)**

* Non-GAAP operating expense is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 32.
(1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense.
(2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, digital marketing, and distribution center costs.
(3) Rounded based on reported percentages.

23

(1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. Q4 GAAP FULL YEAR GAAP (in thousands) Q4 2021   % OF NET SALES Q4 2020   % OF NET SALES 2021   % OF NET SALES 2020   % OF NET SALES NET SALES $1,161,353 100.0% $1,122,044 100.0% $3,712,768 100.0% $3,125,384 100.0% GROSS PROFIT (1) 677,132 58.3% 679,019 60.5% 2,311,995 62.3% 1,891,205 60.5% OPERATING EXPENSE 582,740 50.2% 566,612 50.5% 1,977,238 53.3% 1,916,728 61.3% OTHER OPERATING INCOME, NET (3,741) (0.3)% (3,492) (0.3)% (8,327) (0.2)% (5,054) (0.2)% OPERATING INCOME (LOSS) 98,133 8.4% 115,899 10.3% 343,084 9.2% (20,469) (0.7)% INTEREST EXPENSE, NET 6,959 0.6% 8,997 0.8% 34,110 0.9% 28,274 0.9% INCOME (LOSS) BEFORE INCOME TAXES 91,174 7.9% 106,902 9.5% 308,974 8.3% (48,743) (1.6)% INCOME TAX EXPENSE 23,348 2.0% 21,646 1.9% 38,908 1.0% 60,211 1.9% NET INCOME (LOSS) $65,509 5.6% $82,392 7.3% $263,010 7.1% $(114,021) (3.6)% NET INCOME (LOSS) PER SHARE BASIC $1.18 $1.32 $4.41 $(1.82) DILUTED $1.12 $1.27 $4.20 $(1.82) WEIGHTED-AVERAGE SHARES BASIC 55,740 62,581 59,597 62,551 DILUTED 58,700 64,788 62,636 62,551 INCOME STATEMENT Q4 2021 AND FULL YEAR RESULTS 24

25 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION

CASH & EQUIVALENTS $823M AS COMPARED TO $1,105M LAST YEAR SHORT-TERM BORROWINGS NO BORROWINGS OUTSTANDING UNDER ABL FACILITY $248M OF BORROWING AVAILABLE UNDER ABL FACILITY GROSS LONG-TERM BORROWINGS $308M OUTSTANDING AS COMPARED TO $350M LAST YEAR INVENTORIES $526M UP 30% FROM LAST YEAR DUE TO HIGHER IN-TRANSIT AND FREIGHT COST;UNITS ON HAND APPROXIMATELY FLAT TO LAST YEAR * Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATIONFINANCIAL POSITION AND LIQUIDITY SUMMARY 26

(in thousands) NET CASH PROVIDED BY OPERATING ACTIVITIES CAPITAL EXPENDITURES FREE CASH FLOW (2) FY 2016 $185,169 $140,844 $44,325 FY 2017 $287,658 $107,001 $180,657 FY 2018 $352,933 $152,393 $200,540 FY 2019 $300,685 $202,784 $97,901 FY 2020 $404,918 $101,910 $303,008 FY 2021 $273,997 $96,979 $177,018 (1) Free cash flow is a non-GAAP measure and is computed by subtracting capital expenditures from net cash provided by operating activities, both of which are disclosed in the table above, preceding the measure of free cash flow. FULL YEAR ENDED (in thousands) JANUARY 29, 2022 JANUARY 30, 2021 NET CASH PROVIDED BY OPERATING ACTIVITIES $273,997 $404,918 NET CASH USED FOR INVESTING ACTIVITIES $(96,979) $(51,910) NET CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES $(446,898) $69,717 CASH FLOW SUMMARY FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION 27

(in thousands) JANUARY 29, 2022 JANUARY 30, 2021 CASH AND EQUIVALENTS $823,139 $1,104,862 RECEIVABLES 69,102 83,857 INVENTORIES 525,864 404,053 OTHER CURRENT ASSETS 89,654 68,857 TOTAL CURRENT ASSETS $1,507,759 $1,661,629 PROPERTY AND EQUIPMENT, NET 508,336 550,587 OPERATING LEASE RIGHT-OF-USE ASSETS 698,231 893,989 OTHER ASSETS 225,165 208,697 TOTAL ASSETS $2,939,491 $3,314,902 ACCOUNTS PAYABLE $374,829 $289,396 ACCRUED EXPENSES 395,815 396,365 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 222,823 248,846 INCOME TAXES PAYABLE 21,773 24,792 TOTAL CURRENT LIABILITIES $1,015,240 $959,399 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 697,264 957,588 LONG-TERM BORROWINGS, NET 303,574 343,910 OTHER LIABILITIES 86,089 104,693 TOTAL LONG-TERM LIABILITIES $1,086,927 $1,406,191 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 826,090 936,628 NONCONTROLLING INTEREST 11,234 12,684 TOTAL STOCKHOLDERS' EQUITY $837,324 $949,312 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $2,939,491 $3,314,902 BALANCE SHEET FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION 28

SHARE REPURCHASES (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST DIVIDENDS TOTAL FY 2016 — $— $— $54,066 $54,066 FY 2017 — $— $— $54,392 $54,392 FY 2018 2,932 $68,670 $23.42 $53,714 $122,384 FY 2019 3,957 $63,542 $16.06 $51,510 $115,052 FY 2020 1,397 $15,172 $10.86 $12,556 $27,728 FY 2021 10,200 $377,290 $36.99 $— $377,290 The Company repurchased approximately 4.1 million shares during the fourth quarter and 10.2 million for the full year, returning $377 million to shareholders through share repurchases, and has $358 million remaining on the share repurchase authorization established in November 2021. (in thousands) FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 ENDING SHARES OUTSTANDING 67,758 68,195 66,227 62,786 62,399 52,985 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION SHARE REPURCHASES AND DIVIDENDS 29

YEAR TO DATE PERIOD ENDED (in thousands) January 29, 2022 January 30, 2021 NET CASH PROVIDED BY OPERATING ACTIVITIES (1) $273,997 5 9 $404,918 PURCHASES OF PROPERTY AND EQUIPMENT (96,979) (101,910) WITHDRAWAL OF RABBI TRUST ASSETS (1) — 50,000 NET CASH USED FOR INVESTING ACTIVITIES (1) $(96,979) $(51,910) PROCEEDS FROM ISSUANCE OF SENIOR SECURED NOTES — 350,000 PURCHASE OF SENIOR SECURED NOTES (46,969) — PROCEEDS FROM BORROWINGS UNDER THE ABL FACILITY — 210,000 REPAYMENT OF TERM LOAN FACILITY BORROWINGS — (233,250) REPAYMENT OF ABL FACILITY BORROWINGS — (210,000) PAYMENT OF DEBT ISSUANCE COSTS AND FEES (2,016) (7,318) PURCHASES OF COMMON STOCK (377,290) (15,172) DIVIDENDS PAID — (12,556) OTHER FINANCING ACTIVITIES (20,623) (11,987) NET CASH (USED FOR) PROVIDED BY FINANCING ACTIVITIES $(446,898) $69,717 EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH (19,909) 9,168 NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(289,789) $431,893 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $1,124,157 $692,264 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $834,368 $1,124,157 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION STATEMENT OF CASH FLOWS 30

31 APPENDIX

(in thousands) Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 ASSET IMPAIRMENT $42,928 $8,083 $6,329 $— $57,340 TAX EFFECT (1) (4,432) 1,166 (369) — — TOTAL EXCLUDED ITEMS $38,496 $9,249 $5,960 $— $57,340 (in thousands) Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 ASSET IMPAIRMENT $2,664 $786 $6,749 $1,901 $12,100 TAX EFFECT (1) (449) (224) (1,375) (373) (2,421) TOTAL EXCLUDED ITEMS $2,215 $562 $5,374 $1,528 $9,679 (1) The tax effect of excluded items is the difference between the tax provision calculation on a GAAP basis and an adjusted non-GAAP basis. EXCLUDED ITEMS APPENDIX 32

Q4 RECONCILIATION OF ADJUSTED NON-GAAP RESULTS Q4 2021 GAAP EXCLUDED ITEMS Q4 2021 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $1,901 $1,901 $— OPERATING INCOME 98,133 (1,901) 100,034 INCOME BEFORE INCOME TAXES 91,174 (1,901) 93,075 INCOME TAX EXPENSE (1) 23,348 (373) 23,721 NET INCOME $65,509 $(1,528) $67,037 NET INCOME PER DILUTED SHARE $1.12 $(0.03) $1.14 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 58,700 58,700 Q4 2020 GAAP EXCLUDED ITEMS Q4 2020 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $15,597 $15,597 $— OPERATING INCOME 115,899 (15,597) 131,496 INCOME BEFORE INCOME TAXES 106,902 (15,597) 122,499 INCOME TAX EXPENSE (1) 21,646 (664) 22,310 NET INCOME $82,392 $(14,933) $97,325 NET INCOME PER DILUTED SHARE $1.27 $(0.23) $1.50 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 64,788 64,788 (1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. APPENDIX 33

FY 2021 GAAP EXCLUDED ITEMS FY 2021 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $12,100 $12,100 $— OPERATING INCOME 343,084 (12,100) 355,184 INCOME BEFORE INCOME TAXES 308,974 (12,100) 321,074 INCOME TAX EXPENSE (1) 38,908 (2,421) 41,329 NET INCOME $263,010 $(9,679) $272,689 NET INCOME PER DILUTED SHARE $4.20 $(0.15) $4.35 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 62,636 62,636 (1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. FY 2020 GAAP EXCLUDED ITEMS FY 2020 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $72,937 $72,937 $— OPERATING (LOSS) INCOME (20,469) (72,937) 52,468 (LOSS) INCOME BEFORE INCOME TAXES (48,743) (72,397) 23,654 INCOME TAX EXPENSE (1) 60,211 (4,299) 64,510 NET LOSS $(114,021) $(68,638) $(45,383) NET LOSS PER DILUTED SHARE $(1.82) $(1.10) $(0.73) DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 62.551 62.551 FULL YEAR RECONCILIATION OF ADJUSTED NON-GAAP RESULTS APPENDIX 34

Abercrombie & Fitch Co.
Abercrombie & Fitch | abercrombie kids | HOLLISTER | GILLY HICKS | SOCIAL TOURIST

Q4 RECONCILIATION OF CONSTANT CURRENCY RESULTS

APPENDIX

NET SALES	Q4 2021	Q4 2020	Δ %
GAAP	$1,161,353	$1,122,044	4%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(6,591)	(1)%
NON-GAAP CONSTANT CURRENCY BASIS	$1,161,353	$1,115,453	4%

GROSS PROFIT	Q4 2021	Q4 2020	Δ BPS (2)
GAAP	$677,132	$679,019	(220)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(3,996)	0
NON-GAAP CONSTANT CURRENCY BASIS	$677,132	$675,023	(220)

OPERATING INCOME	Q4 2021	Q4 2020	Δ BPS (2)
GAAP	$98,133	$115,899	(190)
EXCLUDED ITEMS (3)	(1,901)	(15,597)	120
ADJUSTED NON-GAAP	$100,034	$131,496	(310)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(151)	(10)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$100,034	$131,647	(320)

NET INCOME PER DILUTED SHARE	Q4 2021	Q4 2020	Δ $
GAAP	$1.12	$1.27	$(0.15)
EXCLUDED ITEMS, NET OF TAX (3)	(0.03)	(0.23)	0.20
ADJUSTED NON-GAAP	$1.14	$1.50	$(0.36)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(0.01)	0.01
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$1.14	$1.51	$(0.37)

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excludes the effect of certain items set out on page 32.

35

Abercrombie & Fitch Co.
Abercrombie & Fitch | abercrombie kids | HOLLISTER | GILLY HICKS | SOCIAL TOURIST

FULL YEAR RECONCILIATION OF CONSTANT CURRENCY RESULTS

APPENDIX

NET SALES	FY 2021	FY 2020	Δ %
GAAP	$3,712,768	$3,125,384	19%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	25,927	1%
NON-GAAP CONSTANT CURRENCY BASIS	$3,712,768	$3,151,311	18%

GROSS PROFIT	FY 2021	FY 2020	Δ BPS (2)
GAAP	$2,311,995	$1,891,205	180
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	13,865	0
NON-GAAP CONSTANT CURRENCY BASIS	$2,311,995	$1,905,070	180

OPERATING (LOSS) INCOME	FY 2021	FY 2020	Δ BPS (2)
GAAP	$343,084	$(20,469)	990
EXCLUDED ITEMS (3)	(12,100)	(72,937)	200
ADJUSTED NON-GAAP	$355,184	$52,468	790
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	1,399	10
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$355,184	$51,069	800

NET (LOSS) INCOME PER DILUTED SHARE	FY 2021	FY 2020	Δ $
GAAP	$4.20	$(1.82)	$6.02
EXCLUDED ITEMS, NET OF TAX (3)	(0.15)	(1.10)	0.95
ADJUSTED NON-GAAP	$4.35	$(0.73)	$5.08
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	0.01	(0.01)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$4.35	$(0.74)	$5.09

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excludes the effect of certain items set out on page 32.

36